‐ 1 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  JACKSON FINANCIAL INC. RESTRICTED SECURITIES/AFFILIATES LIST Effective April 1, 20251 RESTRICTED SECURITIES COMPANY Jackson Financial Inc. Jackson National Life Global Funding MINORITY INTEREST HOLDERS COMPANY COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP The Vanguard Group United States (Pennsylvania) 13.41% Minority Interest held in Jackson Financial Inc. 2 BlackRock, Inc. United States (Delaware) 9.8% Minority Interest held in Jackson Financial Inc. 3 BlackRock Life Limited United Kingdom <5% Minority Interest held in Jackson Financial Inc. 3 Aperio Group, LLC California <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Advisors, LLC Delaware <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock (Netherlands) B.V. Netherlands <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Institutional Trust Company, National Association California <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Asset Management Ireland Limited Ireland <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Financial Management, Inc. Delaware <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Asset Management Schweiz AG Switzerland <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Investment Management, LLC Delaware <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Investment Management (UK) Limited United Kingdom <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Asset Management Canada Limited Canada <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock (Luxembourg) S.A. Luxembourg <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Investment Management (Australia) Limited Australia <5% Minority Interest held in Jackson Financial Inc. 3 BlackRock Fund Advisors California 5% or more Minority Interest held in Jackson Financial Inc. 3 BlackRock Fund Managers Ltd United Kingdom <5% Minority Interest held in Jackson Financial Inc. 3 First Trust Portfolios L.P. Illinois 5.52% Minority Interest held in Jackson Financial Inc. 4 First Trust Advisors L.P. Illinois 5.52% Minority Interest held in Jackson Financial Inc. 4 The Charger Corporation Illinois 5.52% Minority Interest held in Jackson Financial Inc. 4 1 Information as of April 1, 2025, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ.

‐ 2 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  Dimensional Fund Advisors LP Delaware 5.3% Minority Interest held in Jackson Financial Inc. 5 2. Percentage held as of February 13, 2024, as reported on SC 13G/A (Amendment No. 3) filed by The Vanguard Group on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024. 3. Percentage held as of March 7, 2024, as reported on SC 13G/A (Amendment No. 2) filed by BlackRock, Inc. on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024. 4. Percentage held as of July 25, 2024, as reported on SC 13G jointly filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on EDGAR, subject to change. 5. Percentage held as of February 9, 2024, as reported on SC 13G filed by Dimensional Fund Advisors LP on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024. AFFILIATES COMPANY STATE / COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP PUBLICLY TRADED INDICATED IN RED BROKER/DEALER INDICATED IN GREEN Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC Brooke Life Reinsurance Company Michigan 100% Brooke Life Insurance Company Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson Finance LLC Michigan 100% Jackson Financial Inc. Jackson Holdings LLC Delaware 100% Jackson Financial Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company Jackson National Life Insurance Agency, LLC Illinois 100% Jackson National Life Distributors LLC Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc. PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc.

‐ 3 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 15.18% PPM America, Inc. PPM America Capital Partners VIII, LLC Delaware 50.01% PPM America, Inc. PPM America Capital Partners IX, LLC Delaware 35% PPM America, Inc. PPM Pomona Capital Partners, LLC Delaware 45% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company 2, LLC Delaware Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company or 100% Jackson Financial Inc. REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company PPM’S INVESTMENT PRODUCTS AND RELATED ENTITIES WHERE ULTIMATE JFI OWNERSHIP IS GREATER THAN 5%6 STATE / COUNTRY OF ORGANIZATION AA GP Solutions Fund, L.P. Delaware AA MMF 1 Holdco L.P. Delaware AA WH Holdco, L.P. Delaware AG Essential Housing Fund II, L.P. Delaware AHVF II (AIV II) LP Delaware AIOF II VANIR AIV (MF), L.P. Delaware AOP Finance Partners, L.P. Delaware B2B Solutions, LLC Delaware Centre Capital Non-Qualified Investors V AIV-ELS LP Delaware Centre Capital Non-Qualified Investors V LP Delaware CEP IV-A CWV AIV Limited Partnership Ontario CEP IV-A Davenport AIV LP Ontario CEP IV-A NMR AIV Limited Partnership Ontario Clairvest Equity Partners IV-A Limited Partnership Ontario

‐ 4 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  GCI Holding Corporation Delaware Island NYC Recovery Fund I, L.P. Delaware Haveli VC Gaming Fund I, LP Delaware Leeds Learnosity Co-Invest, L.P. Delaware LM Spartan Co-Invest, LP Delaware Motive Capital Fund II-A, L.P. Delaware NewSpring Growth Capital III, L.P. Delaware NNN AGP Opportunities Fund, L.P. Delaware NNN AGP Opportunities Fund II, L.P. Delaware NNN AGP Opportunities Fund III, L.P. Delaware NOVA Infrastructure Fund I L.P. Delaware NOVA Infrastructure Holdings L.P. Delaware NSG III S2S Unblocked L.P. Delaware NSG V Unblocked AIV L.P. Delaware Old Hickory Fund I, LLC Delaware PP Napa Holdings, LLC Delaware PPM America Private Equity Fund VIII-A LP Delaware PPM America Private Equity Aggregator Fund IX LP Delaware PPM America Private Equity Fund IX LP Delaware PPM CLO 2018-1 Ltd. Cayman Islands PPM CLO 2018-1, LLC Delaware PPM CLO 2 Ltd. Cayman Islands PPM CLO 2, LLC Delaware PPM CLO 3 Ltd. Cayman Islands PPM CLO 3, LLC Delaware PPM CLO 4 Ltd. Cayman Islands PPM CLO 4, LLC Delaware PPM CLO 5 Ltd. Cayman Islands PPM CLO 5, LLC Delaware PPM CLO 6-R Ltd. Jersey PPM CLO 6, LLC Delaware

‐ 5 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  PPM CLO 7, LLC Delaware PPM CLO 7 Ltd. Jersey PPM CLO 8, LLC Delaware PPM CLO 8 Ltd. Cayman Islands Pretium Olympus JV, L.P. Delaware SFR Delos Partners, L.P. Delaware THMI, Inc. Delaware AA Tundra Investor, L.P. Delaware Calera XXIV, LLC Delaware Carlyle Infrastructure Credit Fund Note Issuer, L.P Delaware CEP V-A CS AIV Limited Partnership Delaware CEP V-A DMS AIV LP Delaware CEP V-A DR AIV Limited Partnership Delaware CEP V-A WBLI AIV LP Delaware CEP VI-A AEP AIV Limited Partnership Ontario CEP VI-A NH GAMING AIV LIMITED PARTNERSHIP Ontario CEP VI-A SW AIV LP Ontario Chartwell Investments II, LP Delaware CIABB Holdings, LLC Delaware Clairvest Equity Partners VI-A Canada Family Bakery Holdings, LLC Delaware FH VH Co-Invest Aggregator, LP Delaware LM Carpenter Co-Invest I LP Delaware Lovell Minnick Equity Partners III, L.P. Delaware Tailwind Co-Invest I LP Delaware PT Co-Investor Holdings, L.P. Delaware Novacap TMT VI Co-Investment (Cadenza), L.P. Quebec Seidler Equity Partners IV, L.P. Delaware Seidler Equity Partners VII LP Delaware SEP VII RB Holdings, L.P. Delaware MidOcean Partners QT Co-Invest, L.P. Delaware

‐ 6 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  WPP Fairway Aggregator A, L.P. Delaware 6. Based on most recently available information.

‐ 7 - AS OF APRIL  1, 2025  UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY  OPEN-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act JNL Investors Series Trust JNL Series Trust CLOSED-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act Jackson Credit Opportunities Fund Jackson Real Assets Fund